SECOND AMENDMENT AND MODIFICATION OF LEASE

THIS SECOND AMENDMENT AND MODIFICATION TO LEASE (“Second Amendment”), made this 1st day of August, 2012, by and among Riverport Group, LLC, a Florida limited liability corporation, whose address is 1625 S.E. 17th Street, Fort Lauderdale, FL 33316 (the “Landlord”), and CafePress Inc., a Delaware corporation, (“Tenant”), with headquarters at 6901 Riverport Drive, Louisville, Kentucky 40258-2852 and corporate offices at 1850 Gateway Drive, Suite 300, San Mateo, California 94404.

WHEREAS, Landlord and Tenant entered into that certain lease dated May 3, 2005 (the “Lease”) for that certain portion of interior space in a Building at 6901 Riverport Drive, Louisville, Kentucky 40258-2852 consisting of approximately 126,352 square feet of rentable area more completely described in Exhibit A to the Lease, (“Premises”);

WHEREAS, Landlord and Tenant executed and delivered that certain Amendment and Modification of Lease dated June 18, 2007 (“First Amendment”), which, among other things, increased the Premises by 20,000 rentable square feet, as described on Exhibit A to the First Amendment (the “First Expansion Space”); and

WHEREAS, the parties have agreed to further amend certain provisions of the Lease as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Recitals. The recitals set forth above are true, correct and incorporated herein by reference and are made part of this Amendment.

2. Capitalized Terms. All initially capitalized terms used herein shall have the meanings ascribed to them in the Lease, unless otherwise defined herein or required by context to have a modified meaning.

3. Controlling Language. The provisions of this Amendment shall control over any conflicting provisions in the Lease (including, without limitation, the First Amendment and all Exhibits thereto).

4. Terms. Any terms utilized in this Amendment, which are defined in the Lease, shall have the same meaning herein as set forth in the Lease.

5. Second Expansion Space. Effective on August 1, 2012 (the “Effective Date”), Tenant leases from Landlord and Landlord leases to Tenant additional space in the Building as further depicted on Exhibit A attached hereto, consisting of 184,813 square feet (the “Second Expansion Space”), on the terms and conditions set forth in the Lease, except as modified hereby. The term of the Lease, as it relates to the Second Expansion Space only, is for a period of two (2) years, ending on July 31, 2014 (“Second Expansion Space Term”), subject to the Option to Extend set forth in Paragraph 8 below. From and after the Effective Date, the “Premises” shall consist of the original leased Premises of 126,352 square feet; the First Expansion Space of 20,000 square feet and the Second Expansion Space of 184,813 square feet; for a total of 331,165 square feet. Tenant may occupy the Second Expansion Space from and after the date hereof through July 31, 2012, at no cost to Tenant.

6. Rent for Second Expansion Space. The rent for the Second Expansion Space during the Second Expansion Space Term shall be as follows:

	SQ. FEET	MO. BASE RENT	PER S.F.	PROP. SHARE

8/1/12-7/31/13	184,813	$0.00	$0.00	55.81%

8/1/13-7/31/14	184,813	$11,375.34	$0.74	55.81%

7. Additional Rent. Tenant’s Proportionate Share, as defined in Paragraph 5 of the Lease, as it relates to the Second Expansion Space, is deemed to be 55.81%. Tenant’s obligation to pay its Proportionate Share of Operating Expenses in respect to the Second Expansion Space shall commence as of the Effective Date, despite the fact that no Monthly Base Rent is due until August 1, 2013.

8. Option to Extend. Effective upon the expiration of the Second Expansion Space Term, and in strict compliance with the provisions below, Tenant shall have the option to extend the Lease as it pertains to the Second Expansion Space, for a period of an additional ten (10) years (i.e. until July 31, 2024) (the “Extended Term”), on the following terms and conditions:

(a) Tenant may not exercise its option to extend if at the time of the purported exercise there is an uncured Event of Default under the Lease, as defined in Paragraph 18 of the Lease.

(b) In order to avail itself of the aforedescribed option to extend, Tenant must give written notice to Landlord of its intention to extend on or before the last day of January, 2014.

(c) Tenant’s valid exercise of the Option to Extend with respect to the Second Expansion Space, as described in Paragraph 8(b) above, shall also be deemed as an extension of the term of the Lease as it relates to the remainder of the Premises, to and including July 31, 2024. Tenant agrees to execute and deliver any and all documents acknowledging the extension of the Lease for the entire Premises upon exercise of the aforesaid option.

(d) Tenant may not exercise its Option to Extend the Lease as described in Paragraph 41 of the Lease unless and until Tenant exercises the Option to Extend set forth in this Paragraph 8.

9. Rent Schedule During the Extended Term. Monthly Base Rent and Operating Expenses during the Extended Term (i.e. August 1, 2014-July 31, 2024) shall be as set forth on the Rent Schedule attached hereto as Exhibit B.

10. Remaining Option. Provided the Option to Extend described above in Paragraph 8 is validly exercised, the Option to Extend the Lease for an additional period of five (5) years (i.e. through July 31, 2029), as described in Paragraph 41 of the Lease, shall remain effective. The terms of such option and the method of exercise shall be as set forth in Paragraph 41 of the Lease, except that the notice of Tenant’s intent to extend the Lease must be given on or before July 31, 2021.

11. Additional Land for Parking. Landlord will make available to Tenant an additional four (4) acres of land on the existing southwestern corner of the Property to allow Tenant, at Tenant’s expense, to expand the parking lot to meet applicable building codes and regulations. The expanded parking area is generally described as follows: Begin in the southwestern corner of the Property, south of the existing Building fence on the western side of the southwest entry road, then continuing to the east side of the entry road as close to Riverport Drive as is permitted by applicable Building and Zoning Codes. Tenant agrees to use AML as a general contractor for such project provided the price quoted by AML is competitive.

12. Deed Restriction. Upon execution of this Second Amendment, Landlord agrees to promptly record a deed restriction against the Property that will preclude Landlord from any building on the north and east sides of the Building, within sixty (60) feet of the existing Building, to allow for tenant to expand its mezzanine. The aforesaid deed restriction shall terminate upon termination (for any reason) of the Lease.

13. AS-IS. Tenant accepts the Second Expansion Space “AS-IS” “Where-Is” and “With All Faults” and agrees that any and all improvements to the Second Expansion Space shall be at the sole cost and expense of Tenant.

14. Security Deposit. No additional Security Deposit will be required upon the execution of this Second Amendment.

15. Certification. The following certification shall be binding upon, and shall inure to the benefit of the Landlord, the respective successors and assigns of the Landlord and all parties claiming through or under such persons or any such successor or assign:

(a) There are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord under the Lease as of the date hereof;

(b) The Lease is in full force and effect and (except for the First Amendment) has not been amended, modified, extended or renewed, whether verbally or in writing and no default on the part of Landlord or Tenant exists, and, as of the date hereof, no circumstances or state of facts exist which for any reason would give Tenant the right to rent credits (other than the credit described herein) or other offsets or to terminate this Lease or pursue any other recourse or remedy against Landlord provided under the Lease; and

(c) As of the date hereof, Landlord has performed all of its obligations to Tenant presently due from Landlord. There are no written or oral agreements between Tenant and Landlord related to rent concessions, additional improvements, or allowances for tenant improvements, other than as set forth in the Lease, as modified by the First Amendment and the Second Amendment.

16. Acknowledgement. Tenant hereby confirms and acknowledges that, as of the date hereof, the Lease is in full force and effect, Tenant is occupying the Premises in accordance with the Lease, and to the best of Tenant’s knowledge, Landlord has fully performed all obligations of Landlord under the Lease, as amended. Tenant further confirms and acknowledges, to the best of Tenant’s knowledge, that Landlord is not, and would not be but for the giving of notice or the passage of time, or both, in default of any of Landlord’s obligations under the Lease.

17. Remaining Terms of Lease. Except as specifically modified or amended by the terms of this Second Amendment, the parties hereby agree that all of the terms and provisions of the Lease and the First Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Second Amendment and Modification of Lease to be duly executed as of the date affixed next to their respective names.

LANDLORD:

Riverport Group, LLC

Date:	8/1/12	By:	/s/ Theodore M. Moses
Managing Member

TENANT:

CafePress Inc.

Date:	8/1/12	By:	/s/ Abdul Popal

EXHIBIT B (PAGE 1)

LEASE SUMMARY

6901 RIVERPORT DRIVE
Rent Roll July 24, 2012

Unit	TENANT	Lease Term Begins	Lease Term Ends	Occupied Square Footage	Vacant Square Footage	% of Building	Monthly Base Rent	Base Rent Per Square Foot	Monthly C.A.M. Income*	C.A.M. Per Square Feet	Total Income Per Month	Notes:
A-1	CafePress. Com	01-Jun-05	31-Jul-05	126,352		38.15%	0.00	0.00	5,900.00	0.56	5,900.00	
	CafePress. Com	01-Aug-05	31-Jul-06				18,375.00	1.75	5,900.00	0.56	24,275.00	
	CafePress. Com	01-Aug-06	31-Jul-07				23,625.00	2.24	5,900.00	0.56	29,525.00	
	CafePress. Com	01-Aug-07	31-Jul-10				33,167.40	3.15	5,900.00	0.56	39,067.40	
	CafePress. Com	01-Aug-10	31-Jul-15				36,852.67	3.50	5,900.00	0.56	42,752.67	
	CafePress. Com	01-Aug-15	31-Jul-17				43,696.73	4.15	5,900.00	0.56	49,596.73	
	CafePress. Com	01-Aug-17	31-Jul-18				37,905.60	3.60	5,900.00	0.56	43,805.60	Annual Increase > of 3% or 75% of CPI
	CafePress. Com	01-Aug-18	31-Jul-19				39,042.77	3.71	5,900.00	0.56	44,942.77	
	CafePress. Com	01-Aug-19	31-Jul-20				40,214.05	3.82	5,900.00	0.56	46,114.05	
	CafePress. Com	01-Aug-20	31-Jul-21				41,420.47	3.93	5,900.00	0.56	47,320.47	
	CafePress. Com	01-Aug-21	31-Jul-22				42,663.09	4.05	5,900.00	0.56	48,563.09	
	CafePress. Com	01-Aug-22	31-Jul-23				43,942.98	4.17	5,900.00	0.56	49,842.98	
	CafePress. Com	01-Aug-23	31-Jul-24				45,261.27	4.30	5,900.00	0.56	51,161.27	
A-2	CafePress. Com	01-May-07	31-Jul-10	20,000		6.04%	5,416.67	3.25	933.34	0.56	6,350.01	
	CafePress. Com	01-Aug-10	31-Jul-15				5,833.33	3.50	933.34	0.56	6,766.67	
	CafePress. Com	01-Aug-15	31-Jul-17				6,916.67	4.15	933.34	0.56	7,850.01	
	CafePress. Com	01-Aug-17	31-Jul-18				6,000.00	3.60	933.34	0.56	6,933.34	
	CafePress. Com	01-Aug-18	31-Jul-19				6,180.00	3.71	933.34	0.56	7,113.34	Annual Increase > of 3% or 75% of CPI
	CafePress. Com	01-Aug-19	31-Jul-20				6,365.40	3.82	933.34	0.56	7,298.74	
	CafePress. Com	01-Aug-20	31-Jul-21				6,556.36	3.93	933.34	0.56	7,489.70	
	CafePress. Com	01-Aug-21	31-Jul-22				6,753.05	4.05	933.34	0.56	7,686.39	
	CafePress. Com	01-Aug-22	31-Jul-23				6,955.64	4.17	933.34	0.56	7,888.98	
	CafePress. Com	01-Aug-23	31-Jul-24				7,164.51	4.30	933.34	0.56	8,097.85	
A-3	Café Press	01-Aug-12	31-Jul-13	184,813		55.81%	0.00	0.00	8,624.61	0.56	8,624.61	
	CafePress. Com	01-Aug-13	31-Jul-14				11,375.34	0.74	8,624.61	0.56	19,999.95	
	CafePress. Com	01-Aug-14	31-Jul-17				53,903.79	3.50	8,624.61	0.56	62,528.40	
	CafePress. Com	01-Aug-17	31-Jul-18				55,443.90	3.60	8,624.61	0.56	64,068.51	
	CafePress. Com	01-Aug-18	31-Jul-19				57,107.22	3.71	8,624.61	0.56	65,731.83	Annual Increase > of 3% or 75% of CPI
	CafePress. Com	01-Aug-19	31-Jul-20				58,820.43	3.82	8,624.61	0.56	67,445.04	
	CafePress. Com	01-Aug-20	31-Jul-21				72,267.81	4.69	8,624.61	0.56	80,892.42	Plus an additional $11,375.34/ mo.; Deferred re
	CafePress. Com	01-Aug-21	31-Jul-22				74,083.60	4.81	8,624.61	0.56	82,708.21	
	CafePress. Com	01-Aug-22	31-Jul-23				75,953.86	4.93	8,624.61	0.56	84,578.47	
	CafePress. Com	01-Aug-23	31-Jul-24				77,957.64	5.06	8,624.61	0.56	86,582.25	
				331,165	0	100.00%	42,686.00		15,457.95		58,143.95	

CURRENT MONTH TOTALS: $42,686.00 | $15,457.95 | $58,143.95

Average Rates Per Sq Ft: $1.55 | $0.56

TOTAL BUILDING SQUARE FOOTAGE: 331,165

OCCUPANCY RATE: 100.00%

Note:

CaféPress.com, Inc. has a security deposit ($36,730.00).

CaféPress.com, Inc. receives a rent credit free rent on the expanded space from June 1, 2012 – July 31, 2013.
Part of Rent payment for the expanded (new) space for August 01, 2013 – July 31, 2014 will be deferred until the last 48 months of lease.
Deferred rent will be calculated at $3.28 / sq ft + 3% for 10 years present value or an additional $11,741.55/mo added to last 48 months.

Tenant's pay their proportionate share of the building expenses.
* C.A.M. Income is on a projected basis and will be reconciled on a yearly basis.

"Exhibit B" (page 2)

6901 Riverport Drive
Lease Analysis

Unit	Tenant	Lease Term		Square Footage	Yearly Base Rent	Base Rent Per Sq Foot	Yearly CAM income*	C.A.M Per Square Foot	Total Income Per Year
	CaféPress.	08/01/12	07/31/13	126,352	442,232.00	3.50	70,800.00	0.56	513,032.00
		08/01/13	07/31/14		442,232.00	3.50	70,800.00	0.56	513,032.00
		08/01/14	07/31/15		442,232.00	3.50	70,800.00	0.56	513,032.00
		08/01/15	07/31/16		524,360.80	4.15	70,800.00	0.56	595,160.80
		08/01/16	07/31/17		524,360.80	4.15	70,800.00	0.56	595,160.80
A-1		08/01/17	07/31/18		454,867.20	3.60	70,800.00	0.56	525,667.20
		08/01/18	07/31/19		468,513.24	3.71	70,800.00	0.56	539,313.24
		08/01/19	07/31/20		482,568.60	3.82	70,800.00	0.56	553,368.60
		08/01/20	07/31/21		497,045.64	3.93	70,800.00	0.56	567,845.64
		08/01/21	07/31/22		511,957.08	4.05	70,800.00	0.56	582,757.08
		08/01/22	07/31/23		527,315.76	4.17	70,800.00	0.56	598,115.76
		08/01/23	07/31/24		543,135.24	4.30	70,800.00	0.56	613,935.24
	CaféPress.	08/01/12	07/31/13	20,000	70,000.00	3.50	11,200.08	0.56	81,200.08
		08/01/13	07/31/14		70,000.00	3.50	11,200.08	0.56	81,200.08
		08/01/14	07/31/15		70,000.00	3.50	11,200.08	0.56	81,200.08
		08/01/15	07/31/16		83,000.00	4.15	11,200.08	0.56	94,200.08
		08/01/16	07/31/17		83,000.00	4.15	11,200.08	0.56	94,200.08
A-2		08/01/17	07/31/18		72,000.00	3.60	11,200.08	0.56	83,200.08
		08/01/18	07/31/19		74,160.00	3.71	11,200.08	0.56	85,360.08
		08/01/19	07/31/20		76,384.80	3.82	11,200.08	0.56	87,584.88
		08/01/20	07/31/21		78,676.32	3.93	11,200.08	0.56	89,876.40
		08/01/21	07/31/22		81,036.60	4.05	11,200.08	0.56	92,236.68
		08/01/22	07/31/23		83,467.68	4.17	11,200.08	0.56	94,667.76
		08/01/23	07/31/24		85,971.72	4.30	11,200.08	0.56	97,171.80
	CaféPress.	08/01/12	07/31/13	184,813	0.00	0.00	103,495.32	0.56	103,495.32
		08/01/13	07/31/14		136,504.08	0.74	103,495.32	0.56	239,999.40
		08/01/14	07/31/15		646,845.48	3.50	103,495.32	0.56	750,340.80
		08/01/15	07/31/16		646,845.48	3.50	103,495.32	0.56	750,340.80
		08/01/16	07/31/17		646,845.48	3.50	103,495.32	0.56	750,340.80
B		08/01/17	07/31/18		665,326.80	3.60	103,495.32	0.56	768,822.12
		08/01/18	07/31/19		685,286.64	3.71	103,495.32	0.56	788,781.96
		08/01/19	07/31/20		705,845.16	3.82	103,495.32	0.56	809,340.48
		08/01/20	07/31/21		867,213.72	4.69	103,495.32	0.56	970,709.04
		08/01/21	07/31/22		889,003.20	4.81	103,495.32	0.56	992,498.52
		08/01/22	07/31/23		911,446.32	4.93	103,495.32	0.56	1,014,941.64
		08/01/23	07/31/24		935,491.68	5.06	103,495.32	0.56	1,038,987.00

Totals: *

	CaféPress.	08/01/12	07/31/13	331,165	512,232.00	1.55	185,495.40	0.56	697,727.40
		08/01/13	07/31/14		648,736.08	1.96	185,495.40	0.56	834,231.48
		08/01/14	07/31/15		1,159,077.48	3.50	185,495.40	0.56	1,344,572.88
		08/01/15	07/31/16		1,254,206.28	3.79	185,495.40	0.56	1,439,701.68
		08/01/16	07/31/17		1,254,206.28	3.79	185,495.40	0.56	1,439,701.68
		08/01/17	07/31/18		1,192,194.00	3.60	185,495.40	0.56	1,377,689.40
		08/01/18	07/31/19		1,227,959.88	3.71	185,495.40	0.56	1,413,455.28
		08/01/19	07/31/20		1,264,798.56	3.82	185,495.40	0.56	1,450,293.96
		08/01/20	07/31/21		1,442,935.68	4.36	185,495.40	0.56	1,628,431.08
		08/01/21	07/31/22		1,481,996.88	4.48	185,495.40	0.56	1,667,492.28
		08/01/22	07/31/23		1,522,229.76	4.60	185,495.40	0.56	1,707,725.16
		08/01/23	07/31/24		1,564,598.64	4.72	185,495.40	0.56	1,750,094.04

EXHIBIT A 3??? DB08980PG0777

PLAT IS SUBJECT...

THIS PLAT IS SUBJECT TO ALL DEFECTS, LIENS, ENCUMBRANCES, ADVERSE CLAIMS, COVENANTS, RESTRICTIONS, ALL LEGAL EASEMENTS, RIGHT-OF-WAYS, ETC. WHICH MAY BE REVEALED BY A TITLE SEARCH WHETHER SHOWN ON THIS PLAT OR NOT.

NOTES:

1. EAST ENTRANCE TO RIVERPORT DRIVE TO BE RESERVED FOR TRACT 2. CONNECTION TO TRACT 1 TO BE EASEMENTED OR REMOVED.
2. THERE SHALL BE NO ACCESS TO GREENBELT HIGHWAY. ANY NEW ENTRANCES TO LOGISTICS DRIVE MUST LINE UP WITH EXISTING ENTRANCES ACROSS THE STREET.
3. SIDEWALKS ARE REQUIRED ON ALL PUBLIC ROAD FRONTAGE OF TRACT 1 & 2. CONSTRUCTION PLANS, BOND AND PERMIT WILL BE REQUIRED FOR ALL REQUIRED SIDEWALKS BY METRO PUBLIC WORKS PRIOR TO ISSUING A BUILDING PERMIT FOR TRACT 2.

LOWER RIVER RD.
LOGISTICS DR.
GREENBELT HWY.
SITE
RIVERPORT DR.
KEY MAP
NO SCALE

S57°28'10"E 197.40'
S64°14'36"E 117.96' R=500.0'
LOGISTICS DRIVE 120' R/W
S 38°07'41" E 141.79' R=1240.0'
S 45°45'27" E 211.92' R=560.00'
S 56°39'50" E 20.71'
R=1240.0'
30' B/L P.B. 34 PG. 45
S 57°12'42" E 633.75'
(TOTAL AREA=50.29± AC.) 2,190,802± S.F.
[redacted] AREA=33.14± AC. 1,443,629± S.F.
MIYAMA USA INC. D.B. 5940 PG. 113
NORTH
1408.45' MEAS. 1409.01' DEED
ALICIA VOLL D.B. 6754 PG. 319
STATE OF KENTUCKY JAMES F. CROAN 3139 LICENSED PROFESSIONAL LAND SURVEYOR
S68°58'31"E 919.11'
40' PMT. SAFETY & WATER EASEMENT GRANTED 57,864.4 SF
719.75'
1-STORY CONC./ ALUM. WAREHOUSE
DOCK
117.66'
200.46'
802.72'
30' PARKWAY BUFFER D.B. 7524 PG. 878
P.B. 34 PG. 45
20' SEWER & DRAINAGE ESMT. P.B. 34 PG. 45
100' B/L
S 23°21'00" W 600.02'
S 24°49'55" W 292.85'
GREENBELT HIGHWAY 180' R/W
R/W MON. (EX.)
S23°29'31"W 542.04'
S23°29'31"W 727.04'
R/W MON. (EX.)
R=1819.86'
RIVERPORT STEEL INC. D.B. 5861 PG. 405
N 33°19'18" E
[redacted] AREA=17.15± AC. 747,173± S.F.
R/W MON. (EX.)
S35°17'35"W 471.48'
APPROX. LOC. OF LOCAL REGULATORY FLOOD PLAIN
75' B/L
15'X75' OVHD. ELEC. & TELE. ESMT. P.B. 34 PG. 45
S 45°31'30" W 252.81'
R/W MON. (EX.)
10'X50' ELEC. & TELE. ESMT. P.B. 34 PG. 45
I.PIPE (EX.)
N50°56'59"W 209.27' R=2924.79'
N48°36'10"W 30.30' R=2924.79'
N45°43'35"W 302.12' R=2924.79'
N 42°45'51" W 848.12' MEAS. 846.78 DEED
I.PIPES (EX.)
N87°49'00"W 42.47' MEAS. 42.99' DEED
RIVERPORT DRIVE 100'R/W
ACCESS TO RIVERPORT DRIVE PROHIBITED 320 FEET
DESIGNATED MERIDIAN BASED ON NORTHWESTERLY PROPERTY LINE, BEARING: S33°19'18"W PER MINOR SUBDIVISION PLAT ATTACHED TO AND PART OF MORTGAGE BK. 2270,PAGE 280
GRAPHIC SCALE
0 300 600 900
1"= 300'

● INDICATES EX PIN WITH PLASTIC CAP STAMPED M. COTHARD LS #717 UNLESS OTHER-WISE NOTED.

CERTIFICATE OF APPROVAL

Approved this 10 day of Feb 2006

Invalid if not recorded before this date: 2/10/07

LAND SURVEYOR'S CERTIFICATE

I HEREBY CERTIFY THAT THE SURVEY DEPICTED HERE WAS MADE UNDER MY SUPERVISION BY RANDOM TRAVERSE WITH SIDE SHOTS AND THAT THE ANGULAR AND LINEAR MEASUREMENTS AS WITNESSED BY MONUMENTS SHOWN HEREON, ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF. THE UNADJUSTED PRECISION RATIO OF THE TRAVERSE WAS 1:53,386 AND WAS NOT ADJUSTED. THE SURVEY AS SHOWN HEREON IS A CLASS "A" SURVEY AND THE ACCURACY AND PRECISION OF SAID SURVEY MEETS OR EXCEEDS THE SPECIFICATION OF THIS CLASS.

SURVEYOR	PLS#	DATE
[signature]	3139	1-19-06